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                                                                   EXHIBIT 4.1


                                    [LOGO]


                          CUMETRIX DATA SYSTEMS CORP.

         Number                                              SHARES
           CD
INCORPORATED UNDER THE LAWS                       SEE REVERSE FOR STATEMENTS
 OF THE STATE OF CALIFORNIA                    RELATING TO RIGHTS, PREFERENCES,
                                             PRIVILEGES AND RESTRICTIONS, IF ANY
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THIS CERTIFIES THAT                                         CUSIP 230903 10 6


                                   SPECIMEN


IS THE RECORD HOLDER OF

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    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, WITHOUT PAR VALUE, OF

                              CUMETRIX DATA SYSTEMS CORP.

    transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated

                                     [SEAL]


         /s/ CARL L. WOOD                                   /s/ JAMES UNG
         -----------------------                            --------------------
         CHIEF FINANCIAL OFFICER                            PRESIDENT


     COUNTERSIGNED AND REGISTERED:
       CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                 (Jersey City, NJ)
                                           TRANSFER AGENT
                                           AND REGISTRAR

     BY


                                        AUTHORIZED OFFICER

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     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT -- _________________ Custodian _______________________
                              (Cust)                        (Minor)
                          under Uniform Gifts to Minors
                          Act _______________________________________________
                                             (State)
     UNIF TRF MIN ACT -- ______________ Custodian (until age ________________)
                            (Cust)
                         ____________________________ under Uniform Transfers
                            (Minor)
                         to Minors Act ______________________________________
                                                      (State)


        Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

____________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________


                                            X _________________________________

                                            X _________________________________
                                       NOTICE: THE SIGNATURE(S) TO THIS
                                               ASSIGNMENT MUST CORRESPOND WITH
                                               THE NAME(S) AS WRITTEN UPON THE
                                               FACE OF THE CERTIFICATE IN EVERY
                                               PARTICULAR, WITHOUT ALTERATION OR
                                               ENLARGEMENT OR ANY CHANGE
                                               WHATEVER.



Signature(s) Guaranteed



By ________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.